UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                          Pioneer Series Trust VIII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2018 through May 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                             Pioneer International
                             Equity Fund

--------------------------------------------------------------------------------
                             Semiannual Report | May 31, 2019
--------------------------------------------------------------------------------

                             Ticker Symbols:

                             Class A   PIIFX
                             Class C   PCITX
                             Class Y   INVYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                             [LOGO]   Amundi Pioneer
                                      ==============
                                    ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          22

Notes to Financial Statements                                                 29

Trustees, Officers and Service Providers                                      39

               Pioneer International Equity Fund | Semiannual Report | 5/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer International Equity Fund | Semiannual Report | 5/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
May 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer International Equity Fund | Semiannual Report | 5/31/19 3

Portfolio Management Discussion | 5/31/19

In the follow interview, Madelynn Matlock, Lead Portfolio Manager of Pioneer International Equity Fund, discusses the market environment for international equities and the factors that influenced the performance of Pioneer International Equity Fund during the six-month period ended May 31, 2019. Ms. Matlock, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Marco Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the six-month period ended May 31, 2019?

A Pioneer International Equity Fund's Class A shares returned -1.68% at net asset value during the six-month period ended May 31, 2019, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) ND Index (the MSCI EAFE Index)(1), returned 2.41%. During the same period, the average return for the 744 mutual funds in Morningstar's Foreign Large Blend Funds category was 1.86%.

Q How would you characterize the investment environment for international equities during the six-month period ended May 31, 2019?

A In a striking reversal from December 2018, when risk-oriented assets struggled significantly, international equities rallied strongly during the January to April 2019 timeframe, as investors' concerns eased amid signs that U.S.-China trade talks were progressing and the possibility of a hard "Brexit" from the European Union by the United Kingdom (U.K.) was less likely. The U.S. Federal Reserve's (Fed's) less aggressive messaging with regard to monetary policy, and its decision to temporarily pause on future interest-rate hikes amid slowing U.S. economic growth also contributed to the rally.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer International Equity Fund | Semiannual Report | 5/31/19

      However, much of the gains realized from January through April evaporated in May, when U.S.-China trade talks hit an impasse. The Trump administration announced an increase in tariffs, from 10% to 25%, on $200 billion worth of Chinese goods, while barring U.S. companies from doing business with the Chinese telecommunications giant Huawei. China retaliated by raising tariffs on $60 billion worth of U.S. goods and threatened to tax rare-earth metals, which could adversely affect U.S. technology companies. Then, just before the close of the six-month period, the administration surprised investors when it threatened to levy tariffs on Mexico in order to entice that country to help curb the flow of illegal immigrants into the U.S. In reaction to those policy moves, global equity markets turned sharply negative in May, as the MSCI EAFE Index returned -4.80% for the month.

      For the full six-month period, international stocks outperformed U.S. stocks, led by solid returns in Europe and the emerging markets. Within the MSCI EAFE Index, five of the 11 economic sectors had positive results, led by information technology and utilities. Health care, energy, and communication services were among the worst-performing sectors over the period.

Q Which of your investment strategies or individual portfolio holdings detracted from the Fund's benchmark-relative performance during the six-month period ended May 31, 2019?

A The Fund's underperformance relative to the benchmark MSCI EAFE Index over the six-month period was due primarily to individual stock selection results.

      The position that detracted the most from the Fund's benchmark-relative returns during the six-month period was Seven & i Holdings (Seven & i), which we added to the portfolio as a restructuring story. Seven & i is a Japanese retailer with a large and successful convenience store franchise throughout Asia and the U.S. The company also owns general merchandise stores, which have struggled of late. Management has been making substantial changes to the company's efficiencies, supply chain, and consumer offerings in an attempt to increase earnings and growth potential. However, the efforts are taking longer than expected to come to fruition, and Seven & I announced disappointing earnings results during the period.

      Another detractor from the Fund's benchmark-relative performance during the period was a position in TUI AG, one of Europe's leading tourism companies. The uncertainty surrounding Brexit and the weak U.K. pound has led to a slowdown in British travel demand, while the grounding of Boeing's 737 Max jets also created temporary headwinds for the company. However, TUI managed to lease replacement planes and return to full operations, and we believe the company may be eligible for some compensation from Boeing, though it is too early to know how much.

               Pioneer International Equity Fund | Semiannual Report | 5/31/19 5

      Finally, the Fund's position in Henkel, a German multinational company that is active in both the consumer and industrial sectors, detracted from benchmark-relative performance during the six-month period. Henkel specializes in adhesive technologies, laundry & home care, and beauty care. In an effort to branch into the U.S. market, Henkel began offering its leading detergent brand, Persil, in Walmart stores. After good initial results, sales growth has stalled, creating challenges at the same time that Henkel's wide-ranging adhesive business has slowed. That said, we continue to believe Henkel's adhesive technologies are positioned to benefit from such megatrends as e-mobility and connectivity.

      All three stocks remained in the portfolio at period-end, as we believe they continue to offer longer-term upside potential.

Q Which individual portfolio holdings contributed positively to the Fund's benchmark-relative performance results during the six-month period ended May 31, 2019?

A The top contributor to the Fund's benchmark-relative performance during the six-month period was a position in Swiss-based Temenos. The company is a leading provider of integrated software systems used by European banks to digitize their operations, and its cloud-friendly banking software has made Temenos a leader in digital-banking platforms. In January, the company announced the launch of two new products considered as breakthroughs for the digital front office and the next generation in core banking. The products offer high levels of security as well as infrastructure savings to banks, whether they run the software on their premises or on the cloud. We believe Temenos could potentially benefit from European banks looking to increase automation as a way to reduce costs and improve service to customers.

      The second-best performing stock in the portfolio during the period, Dometic Group, is a Swedish manufacturer that sells a broad range of convenience products for the recreational vehicle (RV), marine, and ground transport industries. With a dynamic chief executive officer laying the groundwork for a new strategic approach, the company has continued to grow organically in RV markets and through the sale of mobile "living" products -- such as refrigerator consoles -- to the boat, automobile, truck, and motor home markets. Additionally, management has been making acquisitions in areas such as the commercial ship and trucking industries in an effort to apply Dometic's technology more widely, and to broaden its customer segments.

6 Pioneer International Equity Fund | Semiannual Report | 5/31/19

      Another key contributor to the Fund's benchmark-relative returns during the six-month period was an investment in Euronext, the largest stock exchange in continental Europe. Euronext, which operates in Brussels, London, Lisbon, Dublin, and Paris, completed its acquisition of the Oslo Bors just before the close of the reporting period, thus bringing Scandinavia into its trading network. By broadening its product line and adding new geographies, Euronext is able to increase average daily volumes, which drive its revenue base. We believe Euronext's solid credit profile, growth goals, and strategy make it a high-quality franchise and an attractive investment.

Q Did the Fund have any derivative exposure during the six-month period ended May 31, 2019?

A We did not use derivatives as part of our equity investment strategy, but we did employ forward foreign currency contracts (currency forwards) during the period as part of the cash management process within the portfolio. The currency forwards had no effect on the Fund's performance.

Q What is your outlook for international equities for the balance of 2019, and how are you positioning the Fund?

A We remain cautious in our outlook for international equities due to the evolving global economic and political landscapes. The uncertainty stemming from trade disputes, slower gross domestic product growth in China, and the ongoing Brexit situation in the U.K. pose challenges for the pace of both global economic growth and corporate earnings. Furthermore, the Trump administration's protectionist trade policies have begun to take a toll on U.S. economic growth as well, thus adding to the volatility in the global financial markets. Those developments have contributed to the aforementioned Fed pivot to a less aggressive policy stance and the pause in its interest-rate-tightening cycle. Globally, other central banks are also "on hold" or easing interest rates to help stimulate economic growth.

      With regard to the Fund's positioning as of May 31, 2019, the portfolio remains underweight relative to the benchmark in cyclical sectors such as consumer discretionary and financials, due to our concerns about slowing global economic growth. Meanwhile, the Fund is overweight to defensive sectors such as health care, consumer staples, and real estate.

      In managing the portfolio, we continue to favor owning stocks of what we consider to be quality companies with strong underlying business fundamentals -- companies that can potentially hold up well even if the economic outlook deteriorates.

               Pioneer International Equity Fund | Semiannual Report | 5/31/19 7

Please refer to the Schedule of Investments on pages 16-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer International Equity Fund | Semiannual Report | 5/31/19

Portfolio Summary | 5/31/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 15.8%
Health Care                                                                15.4%
Consumer Staples                                                           14.3%
Industrials                                                                11.4%
Consumer Discretionary                                                     10.3%
Information Technology                                                     10.0%
Materials                                                                   7.5%
Real Estate                                                                 6.3%
Energy                                                                      4.7%
Communication Services                                                      4.3%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments based on country of domicile)*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Japan                                                                      17.3%
France                                                                     17.0%
Germany                                                                    14.8%
Switzerland                                                                12.1%
United Kingdom                                                             11.5%
Netherlands                                                                 8.1%
Ireland                                                                     5.0%
United States                                                               2.1%
Sweden                                                                      2.0%
Taiwan                                                                      1.9%
Spain                                                                       1.6%
Denmark                                                                     1.5%
Malaysia                                                                    1.4%
Luxembourg                                                                  1.2%
Other (individually less than 1%)                                           2.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Kerry Group Plc                                                        2.78%
--------------------------------------------------------------------------------
 2. Schneider Electric SE                                                  2.75
--------------------------------------------------------------------------------
 3. Daikin Industries, Ltd.                                                2.69
--------------------------------------------------------------------------------
 4. Royal Dutch Shell Plc                                                  2.66
--------------------------------------------------------------------------------
 5. Allianz SE                                                             2.51
--------------------------------------------------------------------------------
 6. Zurich Insurance Group AG                                              2.43
--------------------------------------------------------------------------------
 7. Lonza Group AG                                                         2.31
--------------------------------------------------------------------------------
 8. AXA SA                                                                 2.30
--------------------------------------------------------------------------------
 9. Koninklijke Philips NV                                                 2.21
--------------------------------------------------------------------------------
10. Henkel AG & Co. KGaA                                                   2.12
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

               Pioneer International Equity Fund | Semiannual Report | 5/31/19 9

Prices and Distributions | 5/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                5/31/19                  11/30/18
--------------------------------------------------------------------------------
       A                   $20.09                    $20.97
--------------------------------------------------------------------------------
       C                   $17.45                    $18.09
--------------------------------------------------------------------------------
       Y                   $20.09                    $21.03
--------------------------------------------------------------------------------

Distributions per Share: 12/1/18-5/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net
                   Investment         Short-Term            Long-Term
      Class         Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A            $0.4953            $ --                  $ --
--------------------------------------------------------------------------------
       C            $0.2449            $ --                  $ --
--------------------------------------------------------------------------------
       Y            $0.5894            $ --                  $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI EAFE ND Index is an unmanaged, commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer International Equity Fund | Semiannual Report | 5/31/19

Performance Update | 5/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer International Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2019)
----------------------------------------------------
                   Net         Public       MSCI
                   Asset       Offering     EAFE
                   Value       Price        ND
Period             (NAV)       (POP)        Index
----------------------------------------------------
10 Years             4.34%       3.72%       6.23%
5 Years              0.54       -0.64        1.27
1 Year             -11.98      -17.05       -5.75
----------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
----------------------------------------------------
             Gross        Net
----------------------------------------------------
             1.37%        1.15%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
              International         MSCI EAFE ND
              Equity Fund           Index
5/09          $ 9,425               $10,000
5/10          $ 9,550               $10,638
5/11          $12,175               $13,903
5/12          $ 9,610               $11,055
5/13          $12,309               $14,550
5/14          $14,029               $17,176
5/15          $14,456               $17,093
5/16          $13,043               $15,439
5/17          $15,181               $17,977
5/18          $16,376               $19,410
5/19          $14,413               $18,294

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2020, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 11

Performance Update | 5/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2019)
----------------------------------------------------
                                            MSCI
                                            EAFE
                 If           If            ND
Period           Held         Redeemed      Index
----------------------------------------------------
10 Years           3.42%        3.42%        6.23%
5 Years           -0.33        -0.33         1.27
1 Year           -12.68       -12.68        -5.75
----------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
2.10%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
              International         MSCI EAFE ND
              Equity Fund           Index
5/09          $10,000               $10,000
5/10          $10,040               $10,638
5/11          $12,687               $13,903
5/12          $ 9,926               $11,055
5/13          $12,601               $14,550
5/14          $14,230               $17,176
5/15          $14,531               $17,093
5/16          $13,006               $15,439
5/17          $14,986               $17,977
5/18          $16,026               $19,410
5/19          $13,994               $18,294

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer International Equity Fund | Semiannual Report | 5/31/19

Performance Update | 5/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2019)
----------------------------------------------------
                             Net            MSCI
                             Asset          EAFE
                             Value          ND
Period                       (NAV)          Index
----------------------------------------------------
10 Years                       4.76%         6.23%
5 Years                        0.93          1.27
1 Year                       -11.63         -5.75
----------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
----------------------------------------------------
              Gross          Net
----------------------------------------------------
              0.89%          0.70%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer
              International         MSCI EAFE ND
              Equity Fund           Index
5/09          $5,000,000            $5,000,000
5/10          $5,086,022            $5,318,964
5/11          $6,516,155            $6,951,557
5/12          $5,164,250            $5,527,564
5/13          $6,641,385            $7,275,228
5/14          $7,600,927            $8,587,903
5/15          $7,862,074            $8,546,659
5/16          $7,127,115            $7,719,494
5/17          $8,317,591            $8,988,301
5/18          $9,007,385            $9,704,875
5/19          $7,959,433            $9,147,225

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on actual returns from December 1, 2018, through May 31, 2019.

--------------------------------------------------------------------------------
Share Class                              A              C              Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00      $1,000.00
Value on 12/1/18
--------------------------------------------------------------------------------
Ending Account                         $983.20        $979.00        $985.20
Value (after expenses)
on 5/31/19
--------------------------------------------------------------------------------
Expenses Paid                            $5.69          $9.82          $3.46
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.99% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14 Pioneer International Equity Fund | Semiannual Report | 5/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2018, through May 31, 2019.

--------------------------------------------------------------------------------
Share Class                              A              C              Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00      $1,000.00
Value on 12/1/18
--------------------------------------------------------------------------------
Ending Account                       $1,019.20      $1,015.01      $1,021.44
Value (after expenses)
on 5/31/19
--------------------------------------------------------------------------------
Expenses Paid                            $5.79         $10.00          $3.53
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.99% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


              Pioneer International Equity Fund | Semiannual Report | 5/31/19 15

Schedule of Investments | 5/31/19 (unaudited)

---------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 96.4%
                      COMMON STOCKS -- 96.4% of Net Assets
                      Auto Components -- 3.5%
     31,500           Aisin Seiki Co., Ltd.                                                       $   1,042,793
    260,500           Dometic Group AB (144A)                                                         2,364,032
     37,000           Valeo SA                                                                          976,951
                                                                                                  -------------
                      Total Auto Components                                                       $   4,383,776
---------------------------------------------------------------------------------------------------------------
                      Automobiles -- 1.6%
     33,500           Toyota Motor Corp.                                                          $   1,972,447
                                                                                                  -------------
                      Total Automobiles                                                           $   1,972,447
---------------------------------------------------------------------------------------------------------------
                      Banks -- 5.4%
     28,350           BNP Paribas SA                                                              $   1,292,139
    720,200           CYBG Plc                                                                        1,667,260
    201,500           ING Groep NV                                                                    2,175,298
    762,500           Malayan Banking Bhd                                                             1,641,881
                                                                                                  -------------
                      Total Banks                                                                 $   6,776,578
---------------------------------------------------------------------------------------------------------------
                      Building Products -- 2.6%
     26,900           Daikin Industries, Ltd.                                                     $   3,257,511
                                                                                                  -------------
                      Total Building Products                                                     $   3,257,511
---------------------------------------------------------------------------------------------------------------
                      Capital Markets -- 2.9%
     24,500           Euronext NV (144A)                                                          $   1,741,695
    162,000(a)        UBS Group AG                                                                    1,864,616
                                                                                                  -------------
                      Total Capital Markets                                                       $   3,606,311
---------------------------------------------------------------------------------------------------------------
                      Chemicals -- 4.5%
     28,300           BASF SE                                                                     $   1,868,660
     29,170           Croda International Plc                                                         1,870,406
      3,800           LG Chem, Ltd.                                                                   1,061,983
     97,500           Tokai Carbon Co., Ltd.                                                            924,443
                                                                                                  -------------
                      Total Chemicals                                                             $   5,725,492
---------------------------------------------------------------------------------------------------------------
                      Communications Equipment -- 2.0%
    376,000           Accton Technology Corp.                                                     $   1,452,083
    211,600           Nokia OYJ                                                                       1,058,312
                                                                                                  -------------
                      Total Communications Equipment                                              $   2,510,395
---------------------------------------------------------------------------------------------------------------
                      Construction Materials -- 1.2%
     47,000           CRH Plc                                                                     $   1,459,331
                                                                                                  -------------
                      Total Construction Materials                                                $   1,459,331
---------------------------------------------------------------------------------------------------------------
                      Containers & Packaging -- 1.5%
    174,100           DS Smith Plc                                                                $     696,697
     44,485           Smurfit Kappa Group Plc                                                         1,239,388
                                                                                                  -------------
                      Total Containers & Packaging                                                $   1,936,085
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer International Equity Fund | Semiannual Report | 5/31/19

---------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication Services -- 1.7%
    137,100           Orange SA                                                                   $   2,142,899
                                                                                                  -------------
                      Total Diversified Telecommunication Services                                $   2,142,899
---------------------------------------------------------------------------------------------------------------
                      Electrical Equipment -- 2.6%
     42,200           Schneider Electric SE                                                       $   3,328,510
                                                                                                  -------------
                      Total Electrical Equipment                                                  $   3,328,510
---------------------------------------------------------------------------------------------------------------
                      Electronic Equipment, Instruments & Components -- 3.4%
     41,400           Hitachi, Ltd.                                                               $   1,394,253
      3,700           Keyence Corp.                                                                   2,074,479
    108,800           Sunny Optical Technology Group Co., Ltd.                                          922,246
                                                                                                  -------------
                      Total Electronic Equipment, Instruments & Components                        $   4,390,978
---------------------------------------------------------------------------------------------------------------
                      Equity Real Estate Investment Trusts (REITs) -- 2.7%
     13,700           Covivio                                                                     $   1,436,761
    146,800           Merlin Properties Socimi SA                                                     1,951,571
                                                                                                  -------------
                      Total Equity Real Estate Investment Trusts (REITs)                          $   3,388,332
---------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing -- 3.8%
     71,000           Seven & i Holdings Co., Ltd.                                                $   2,389,318
     43,500           Sundrug Co., Ltd.                                                               1,090,487
    438,500           Tesco Plc                                                                       1,252,613
                                                                                                  -------------
                      Total Food & Staples Retailing                                              $   4,732,418
---------------------------------------------------------------------------------------------------------------
                      Food Products -- 4.6%
     29,900           Danone SA                                                                   $   2,386,385
     29,300           Kerry Group Plc                                                                 3,373,685
                                                                                                  -------------
                      Total Food Products                                                         $   5,760,070
---------------------------------------------------------------------------------------------------------------
                      Health Care Equipment & Supplies -- 4.6%
     32,100           Hoya Corp.                                                                  $   2,220,526
     68,000           Koninklijke Philips NV                                                          2,679,308
     21,300           Siemens Healthineers AG (144A)                                                    828,181
                                                                                                  -------------
                      Total Health Care Equipment & Supplies                                      $   5,728,015
---------------------------------------------------------------------------------------------------------------
                      Health Care Providers & Services -- 1.4%
     34,200           Fresenius SE & Co. KGaA                                                     $   1,736,152
                                                                                                  -------------
                      Total Health Care Providers & Services                                      $   1,736,152
---------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants & Leisure -- 4.1%
     50,400           Carnival Plc                                                                $   2,487,547
    155,800           TUI AG                                                                          1,433,793
     20,400           Whitbread Plc                                                                   1,193,976
                                                                                                  -------------
                      Total Hotels, Restaurants & Leisure                                         $   5,115,316
---------------------------------------------------------------------------------------------------------------
                      Household Durables -- 0.8%
     41,800           Persimmon Plc                                                               $   1,037,494
                                                                                                  -------------
                      Total Household Durables                                                    $   1,037,494
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 17

---------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                      Household Products -- 2.0%
     29,600           Henkel AG & Co. KGaA                                                        $   2,563,626
                                                                                                  -------------
                      Total Household Products                                                    $   2,563,626
---------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 2.0%
     22,200           Siemens AG                                                                  $   2,515,029
                                                                                                  -------------
                      Total Industrial Conglomerates                                              $   2,515,029
---------------------------------------------------------------------------------------------------------------
                      Insurance -- 7.0%
     13,700           Allianz SE                                                                  $   3,042,965
    113,300           AXA SA                                                                          2,786,948
      9,100           Zurich Insurance Group AG                                                       2,949,932
                                                                                                  -------------
                      Total Insurance                                                             $   8,779,845
---------------------------------------------------------------------------------------------------------------
                      Life Sciences Tools & Services -- 2.2%
      9,100(a)        Lonza Group AG                                                              $   2,796,549
                                                                                                  -------------
                      Total Life Sciences Tools & Services                                        $   2,796,549
---------------------------------------------------------------------------------------------------------------
                      Machinery -- 2.1%
      6,562(a)        Knorr-Bremse AG                                                             $     722,507
    125,200           Kubota Corp.                                                                    1,900,084
                                                                                                  -------------
                      Total Machinery                                                             $   2,622,591
---------------------------------------------------------------------------------------------------------------
                      Media -- 1.4%
     32,600           Publicis Groupe SA                                                          $   1,783,235
                                                                                                  -------------
                      Total Media                                                                 $   1,783,235
---------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels -- 4.5%
    104,000           Royal Dutch Shell Plc                                                       $   3,225,377
     47,700           TOTAL SA                                                                        2,467,396
                                                                                                  -------------
                      Total Oil, Gas & Consumable Fuels                                           $   5,692,773
---------------------------------------------------------------------------------------------------------------
                      Personal Products -- 3.4%
      7,700           L'Oreal SA                                                                  $   2,066,459
     36,032           Unilever NV                                                                     2,171,527
                                                                                                  -------------
                      Total Personal Products                                                     $   4,237,986
---------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 6.7%
     27,900           AstraZeneca Plc                                                             $   2,056,932
     28,900           Novartis AG                                                                     2,483,258
     39,000           Novo Nordisk AS, Class B                                                        1,838,127
      7,706           Roche Holding AG                                                                2,023,229
                                                                                                  -------------
                      Total Pharmaceuticals                                                       $   8,401,546
---------------------------------------------------------------------------------------------------------------
                      Real Estate Management & Development -- 3.4%
     57,400           Grand City Properties SA                                                    $   1,474,761
    455,900           Ichigo, Inc.                                                                    1,368,003
     27,099           Vonovia SE                                                                      1,421,319
                                                                                                  -------------
                      Total Real Estate Management & Development                                  $   4,264,083
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer International Equity Fund | Semiannual Report | 5/31/19

---------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                      Semiconductors & Semiconductor Equipment -- 2.1%
     97,700           Infineon Technologies AG                                                    $   1,762,331
    110,000           Taiwan Semiconductor Manufacturing Co., Ltd.                                      816,787
                                                                                                  -------------
                      Total Semiconductors & Semiconductor Equipment                              $   2,579,118
---------------------------------------------------------------------------------------------------------------
                      Software -- 2.0%
     14,668(a)        Temenos AG                                                                  $   2,548,961
                                                                                                  -------------
                      Total Software                                                              $   2,548,961
---------------------------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 1.6%
     49,200           Ashtead Group Plc                                                           $   1,154,102
     14,215           Ferguson Plc                                                                      917,340
                                                                                                  -------------
                      Total Trading Companies & Distributors                                      $   2,071,442
---------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- 1.1%
     51,900           KDDI Corp.                                                                  $   1,332,438
                                                                                                  -------------
                      Total Wireless Telecommunication Services                                   $   1,332,438
---------------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $116,896,854)                                                         $ 121,177,332
---------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 96.4%
                      (Cost $116,896,854)(b)                                                      $ 121,177,332
---------------------------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- 3.6%                                        $   4,539,286
---------------------------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                                        $ 125,716,618
===============================================================================================================

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2019, the value of these securities amounted to $4,933,908, or 3.9% of net assets.

(a)        Non-income producing security.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 19

(b) Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

           Japan                                                           17.3%
           France                                                          17.0
           Germany                                                         14.8
           Switzerland                                                     12.1
           United Kingdom                                                  11.5
           Netherlands                                                      8.1
           Ireland                                                          5.0
           United States                                                    2.1
           Sweden                                                           2.0
           Taiwan                                                           1.9
           Spain                                                            1.6
           Denmark                                                          1.5
           Malaysia                                                         1.4
           Luxembourg                                                       1.2
           Other (individually less than 1%)                                2.5
                                                                          ------
                                                                          100.0%
                                                                          ======

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2019, aggregated $19,324,404 and $27,216,293, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2019, the Fund did not engage in cross trade activity.

At May 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $118,802,750 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                            $ 16,794,198
     Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value                                             (14,419,616)
                                                                                      ------------
     Net unrealized appreciation                                                      $  2,374,582
                                                                                      ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

20 Pioneer International Equity Fund | Semiannual Report | 5/31/19

The following is a summary of the inputs used as of May 31, 2019, in valuing the Fund's investments:

-------------------------------------------------------------------------------------
                             Level 1     Level 2          Level 3      Total
-------------------------------------------------------------------------------------
Common Stocks*               $ --        $121,177,332     $ --         $ 121,177,332
-------------------------------------------------------------------------------------
Total Investments
  in Securities              $ --        $121,177,332     $ --         $ 121,177,332
=====================================================================================

* Securities are valued using inputs/data furnished by independent pricing services using fair value factors.


During the six months ended May 31, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 21

Statement of Assets and Liabilities | 5/31/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $116,896,854)             $121,177,332
  Cash                                                                             2,418,656
  Foreign currencies, at value (cost $186,151)                                       185,833
  Receivables --
     Investment securities sold                                                    1,533,431
     Fund shares sold                                                                111,087
     Dividends                                                                     1,069,524
  Due from the Adviser                                                                24,620
  Other assets                                                                        33,318
---------------------------------------------------------------------------------------------
        Total assets                                                            $126,553,801
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $      2,963
     Fund shares repurchased                                                         645,257
     Trustees' fees                                                                    1,240
     Professional fees                                                                17,009
     Transfer agent fees                                                              22,149
     Registration fees                                                                45,993
     Administrative fees                                                              13,901
     Shareowner communications expense                                                30,585
  Due to affiliates                                                                   27,326
  Accrued expenses                                                                    30,760
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $    837,183
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $124,088,857
  Distributable earnings                                                           1,627,761
---------------------------------------------------------------------------------------------
        Net assets                                                              $125,716,618
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $67,487,520/3,359,076 shares)                               $      20.09
  Class C (based on $5,966,357/341,877 shares)                                  $      17.45
  Class Y (based on $52,262,741/2,601,004 shares)                               $      20.09
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $20.09 net asset value per share/100%-5.75%
     maximum sales charge)                                                      $      21.32
=============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer International Equity Fund | Semiannual Report | 5/31/19

Statement of Operations (unaudited)

For the Six Months Ended 5/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $414,122)                                                $ 2,600,515
  Interest from unaffiliated issuers                                        48,114
-----------------------------------------------------------------------------------------------------
       Total investment income                                                           $ 2,648,629
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $   425,109
  Administrative expense                                                    63,861
  Transfer agent fees
     Class A                                                                68,584
     Class C                                                                 5,460
     Class Y                                                                 2,828
  Distribution fees
     Class A                                                                86,730
     Class C                                                                31,147
  Shareowner communications expense                                         46,970
  Custodian fees                                                            18,392
  Registration fees                                                         20,384
  Professional fees                                                         28,170
  Pricing fees                                                               5,207
  Trustees' fees                                                             3,604
  Insurance expense                                                            821
  Miscellaneous                                                              8,042
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                      $   815,309
     Less fees waived and expenses reimbursed by the Adviser                                (162,590)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                        $   652,719
-----------------------------------------------------------------------------------------------------
       Net investment income                                                             $ 1,995,910
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $(2,712,147)
     Forward foreign currency contracts                                      3,670
     Other assets and liabilities denominated in
       foreign currencies                                                  (56,067)      $(2,764,544)
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $(1,519,557)
     Other assets and liabilities denominated in
       foreign currencies                                                   26,348       $(1,493,209)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $(4,257,753)
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                   $(2,261,843)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 23

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      5/31/19                  Year Ended
                                                                      (unaudited)              11/30/18
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $  1,995,910             $  2,848,755
Net realized gain (loss) on investments                                 (2,764,544)               8,544,569
Change in net unrealized appreciation (depreciation)
  on investments                                                        (1,493,209)             (27,850,190)
------------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from operations             $ (2,261,843)            $(16,456,866)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.50 and $1.22 per share, respectively)                $ (1,681,724)            $ (4,016,261)
     Class C ($0.24 and $1.05 per share, respectively)                     (86,795)                (417,489)
     Class Y ($0.59 and $1.31 per share, respectively)                  (1,624,064)              (4,194,410)
------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                             $ (3,392,583)            $ (8,628,160)
------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     $  4,706,029             $ 15,797,432
Reinvestment of distributions                                            3,266,689                4,436,109
Cost of shares repurchased                                             (13,698,016)             (43,439,034)
------------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
       share transactions                                             $ (5,725,298)            $(23,205,493)
------------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                       $(11,379,724)            $(48,290,519)
NET ASSETS:
Beginning of period                                                   $137,096,342             $185,386,861
------------------------------------------------------------------------------------------------------------
End of period                                                         $125,716,618             $137,096,342
============================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer International Equity Fund | Semiannual Report | 5/31/19

----------------------------------------------------------------------------------------------------
                                      Six Months      Six Months
                                      Ended           Ended
                                      5/31/19         5/31/19          Year Ended      Year Ended
                                      Shares          Amount           11/30/18        11/30/18
                                      (unaudited)     (unaudited)      Shares          Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                            154,762        $ 3,122,526         481,533      $ 11,638,123
Reinvestment of distributions           85,270          1,609,962         173,769         3,866,476
Less shares repurchased               (309,507)        (6,234,570)       (490,609)      (11,896,291)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)           (69,475)       $(1,502,082)        164,693      $  3,608,308
====================================================================================================
Class C
Shares sold                             48,967        $   861,425         115,408      $  2,453,775
Reinvestment of distributions            5,283             86,795          21,632           416,502
Less shares repurchased                (75,363)        (1,325,135)       (288,611)       (5,985,316)
----------------------------------------------------------------------------------------------------
     Net decrease                      (21,113)       $  (376,915)       (151,571)     $ (3,115,039)
====================================================================================================
Class Y
Shares sold                             36,052        $   722,078          69,769      $  1,705,534
Reinvestment of distributions           83,285          1,569,932           6,651           153,131
Less shares repurchased               (307,580)        (6,138,311)     (1,064,516)      (25,557,427)
----------------------------------------------------------------------------------------------------
     Net decrease                     (188,243)       $(3,846,301)       (988,096)     $(23,698,762)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year       Year       Year
                                                                  5/31/19      Ended      Ended      Ended      Ended      Ended
                                                                  (unaudited)  11/30/18   11/30/17   11/30/16*  11/30/15*  11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $ 20.97      $ 24.72    $ 19.45    $ 20.74    $ 22.34    $ 22.49
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $  0.30(a)   $  0.37(a) $  0.24(a) $  0.21(a) $  0.16(a) $  0.63
  Net realized and unrealized gain (loss) on investments            (0.68)       (2.90)      5.21      (1.17)     (0.53)     (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ (0.38)     $ (2.53)   $  5.45    $ (0.96)   $ (0.37)   $  0.35
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $ (0.50)     $ (0.45)   $ (0.18)   $ (0.33)   $ (1.23)   $ (0.50)
  Net realized gain                                                    --        (0.77)        --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.50)     $ (1.22)   $ (0.18)   $ (0.33)   $ (1.23)   $ (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.88)     $ (3.75)   $  5.27    $ (1.29)   $ (1.60)   $ (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 20.09      $ 20.97    $ 24.72    $ 19.45    $ 20.74    $ 22.34
====================================================================================================================================
Total return (b)                                                    (1.68)%(c)  (10.46)%    28.24%     (4.70)%    (1.69)%     1.55%
Ratio of net expenses to average net assets (d)                      1.15%(e)     1.23%      1.38%      1.45%      1.45%      1.46%
Ratio of net investment income (loss) to average net assets          2.91%(e)     1.53%      1.09%      1.10%      0.73%      2.72%
Portfolio turnover rate                                                15%(c)       41%        36%        41%        49%       100%
Net assets, end of period (in thousands)                          $67,488      $71,885    $80,688    $65,844    $77,173    $83,544
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets (d)                           1.45%(e)     1.54%      1.59%      1.68%      1.71%      1.70%
  Net investment income (loss) to average net assets                 2.61%(e)     1.22%      0.88%      0.87%      0.47%      2.48%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer International Equity Fund | Semiannual Report | 5/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year      Year        Year
                                                                  5/31/19      Ended      Ended      Ended     Ended       Ended
                                                                  (unaudited)  11/30/18   11/30/17   11/30/16* 11/30/15*   11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $18.09       $ 21.52    $ 16.95    $18.13    $ 19.69     $ 19.91
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $ 0.18(a)    $  0.15(a) $  0.04(a) $ 0.03(a) $ (0.04)(a) $  0.35
  Net realized and unrealized gain (loss) on investments           (0.58)        (2.53)      4.55     (1.02)     (0.46)      (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $(0.40)      $ (2.38)   $  4.59    $(0.99)   $ (0.50)    $  0.12
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $(0.24)      $ (0.28)   $ (0.02)   $(0.19)   $ (1.06)    $ (0.34)
  Net realized gain                                                   --         (0.77)        --        --         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $(0.24)      $ (1.05)   $ (0.02)   $(0.19)   $ (1.06)    $ (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $(0.64)      $ (3.43)   $  4.57    $(1.18)   $ (1.56)    $ (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $17.45       $ 18.09    $ 21.52    $16.95    $ 18.13     $ 19.69
====================================================================================================================================
Total return (b)                                                   (2.10)%(c)   (11.22)%    27.09%    (5.50)%    (2.58)%      0.60%
Ratio of net expenses to average net assets (d)                     1.99%(e)      2.09%      2.26%     2.35%      2.35%       2.36%
Ratio of net investment income (loss) to average net assets         2.06%(e)      0.73%      0.22%     0.20%     (0.20)%      1.78%
Portfolio turnover rate                                               15%(c)        41%        36%       41%        49%        100%
Net assets, end of period (in thousands)                          $5,966       $ 6,565    $11,072    $9,829    $11,981     $10,865
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets (d)                          2.17%(e)      2.27%      2.32%     2.37%      2.42%       2.44%
  Net investment income (loss) to average net assets                1.88%(e)      0.55%      0.16%     0.18%     (0.27)%      1.70%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year       Year       Year
                                                                  5/31/19      Ended      Ended      Ended      Ended      Ended
                                                                  (unaudited)  11/30/18   11/30/17   11/30/16*  11/30/15*  11/30/14*
------------------------------------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                             $ 21.03      $ 24.79    $ 19.50    $ 20.81    $ 22.41    $  22.56
------------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.34(a)   $  0.46(a) $  0.33(a) $  0.28(a) $  0.25(a) $   1.29
   Net realized and unrealized gain (loss) on investments           (0.69)       (2.91)      5.21      (1.17)     (0.54)      (0.85)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations               $ (0.35)     $ (2.45)   $  5.54    $ (0.89)   $ (0.29)   $   0.44
------------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                          $ (0.59)     $ (0.54)   $ (0.25)   $ (0.42)   $ (1.31)   $  (0.59)
   Net realized gain                                                   --        (0.77)        --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                              $ (0.59)     $ (1.31)   $ (0.25)   $ (0.42)   $ (1.31)   $  (0.59)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                       $ (0.94)     $ (3.76)   $  5.29    $ (1.31)   $ (1.60)   $  (0.15)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $ 20.09      $ 21.03    $ 24.79    $ 19.50    $ 20.81    $  22.41
====================================================================================================================================
 Total return (b)                                                   (1.48)%(c)  (10.15)%    28.76%     (4.34)%    (1.29)%      1.94%
 Ratio of net expenses to average net assets (d)                     0.70%(e)     0.87%      0.99%      1.09%      1.04%       1.06%
 Ratio of net investment income (loss) to average net assets         3.34%(e)     1.91%      1.48%      1.45%      1.16%       3.89%
 Portfolio turnover rate                                               15%(c)       41%        36%        41%        49%        100%
 Net assets, end of period (in thousands)                         $52,263      $58,647    $93,627    $74,448    $84,957    $102,563
 Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                          0.89%(e)     1.06%      1.06%      1.09%      1.04%       1.06%
   Net investment income (loss) to average net assets                3.15%(e)     1.72%      1.41%      1.45%      1.16%       3.89%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer International Equity Fund | Semiannual Report | 5/31/19

Notes to Financial Statements | 5/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer International Equity Fund (the "Fund") is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K had not commenced operations as of May 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 29

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

30 Pioneer International Equity Fund | Semiannual Report | 5/31/19

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At May 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 31

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $3,640,894
      Long-term capital gain                                          4,987,266
      --------------------------------------------------------------------------
          Total                                                      $8,628,160
      ==========================================================================

32 Pioneer International Equity Fund | Semiannual Report | 5/31/19

The following shows the components of distributable earnings on a federal income tax basis at November 30, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                  $3,038,719
      Undistributed long-term capital gain                              401,862
      Net unrealized appreciation                                     3,841,606
      --------------------------------------------------------------------------
          Total                                                      $7,282,187
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to Passive Foreign Investment Companies ("PFICs").

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $4,429 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 33

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or

34 Pioneer International Equity Fund | Semiannual Report | 5/31/19 unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      At May 31, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the six months ended May 31, 2019, was $81,469. There were no open forward foreign currency contracts at May 31, 2019.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% of the Fund's average net assets over $1 billion. The fee is accrued daily and paid monthly. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% on assets over $500 million. For the six months ended May 31, 2019, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.65% (annualized) of the Fund's average daily net assets.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 35

Effective October 1, 2018, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 1.15%, 2.15% and 0.70%, of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations will be in effect through April 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

Fees waived and expenses reimbursed during the six months ended May 31, 2019, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,012 in management fees, administrative costs and certain other reimbursements payable to the Adviser at May 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended May 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $43,468
Class C                                                                   3,502
--------------------------------------------------------------------------------
 Total                                                                  $46,970
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor

36 Pioneer International Equity Fund | Semiannual Report | 5/31/19

1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,314 in distribution fees payable to the Distributor at May 31, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended May 31, 2019, CDSCs in the amount of $673 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2019, the Fund had no borrowings under the credit facility.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 37

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2019 was as follows:

----------------------------------------------------------------------------------------
Statement of Operations
                                                      Foreign
                               Interest     Credit    Exchange     Equity     Commodity
                               Rate Risk    Risk      Rate Risk    Risk       Risk
----------------------------------------------------------------------------------------
Net realized
 gain (loss) on:
 Forward foreign
  currency contracts           $ --         $ --      $3,670       $ --       $ --
----------------------------------------------------------------------------------------
  Total Value                  $ --         $ --      $3,670       $ --       $ --
=========================================================================================

38 Pioneer International Equity Fund | Semiannual Report | 5/31/19

Trustees, Officers and Service Providers

Trustees                                Officers
Thomas J. Perna, Chairman               Lisa M. Jones, President and
David R. Bock                             Chief Executive Officer
Benjamin M. Friedman                    Mark E. Bradley, Treasurer and
Margaret B.W. Graham                      Chief Financial and
Lisa M. Jones                             Accounting Officer
Lorraine H. Monchak                     Christopher J. Kelley, Secretary and
Marguerite A. Piret                       Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 39

                          This page is for your notes.

40 Pioneer International Equity Fund | Semiannual Report | 5/31/19

                          This page is for your notes.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 41

                          This page is for your notes.

42 Pioneer International Equity Fund | Semiannual Report | 5/31/19

                          This page is for your notes.

              Pioneer International Equity Fund | Semiannual Report | 5/31/19 43

                          This page is for your notes.

44 Pioneer International Equity Fund | Semiannual Report | 5/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19390-13-0719




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VIII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 26, 2019

* Print the name and title of each signing officer under his or her signature.